Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,

As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Firsthand Technology Value Fund, Inc. (the “Company”) for the quarter ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Kevin Landis and Omar Billawala, as Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 134; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Name: Kevin Landis Title: Chief Executive Officer Date: August 9, 2019

Name: Omar Billawala Title: Financial Officer Date: August 9, 2019